UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 22, 2013

ENBRIDGE ENERGY MANAGEMENT, L.L.C.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31383	61-1414604
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 30, 2013, Leon A. Zupan will resign from his positions as a member of the board of directors of both Enbridge Energy Company, Inc., the general partner of Enbridge Energy Partners, L.P., and its management company, Enbridge Energy Management, L.L.C. Mr. Zupan is resigning these positions at the same time he is expected to assume the position of Chief Operating Officer, Liquids Pipelines of Enbridge Inc., the ultimate parent of our general partner. Mr. Zupan will remain Executive Vice President of both Enbridge Energy Company, Inc. and Enbridge Energy Management, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY MANAGEMENT, L.L.C. (Registrant)

Date: April 23, 2013	By:	/s/ William M. Ramos
William M. Ramos
Controller
(Duly Authorized Officer)